Exhibit 99.1

                  VALHI, INC. AND SUBSIDIARIES

        INDEX TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS




                                                                        Page
                                                                      --------
Pro Forma Condensed Consolidated Balance Sheet - September 30, 1997   F-2/F-3

Notes to Pro Forma Condensed Consolidated Balance Sheet               F-4/F-5

Pro Forma Condensed Consolidated Statements of Operations:
    Year ended December 31, 1996                                        F-6
    Nine months ended September 30, 1997                                F-7

Notes to Pro Forma Condensed Consolidated Statements of Operations      F-8




These pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements of Valhi, Inc. These pro forma condensed consolidated financial statements are not necessarily indicative of Valhi's consolidated financial position or results of operations as they may be in the future.







                                           F-1
                              VALHI, INC. AND SUBSIDIARIES

                     PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                   September 30, 1997
                                      (Unaudited)

                                     (In millions)

                                                         Pro forma adjustments
                                                Valhi    ---------------------------------------
                   ASSETS                    Historical       I            II            III       Pro forma
                                             ----------- -----------   -----------   -----------   ----------
Current assets:
  Cash and cash equivalents                      $350.9      $318.1         $20.0       ($125.3)      $563.7
  Accounts and notes receivable                   201.4       (23.8)            -             -        177.6
  Inventories                                     183.5       (18.6)            -             -        164.9
  Prepaid expenses                                  7.1        (0.7)            -             -          6.4
  Deferred income taxes                             5.6        (0.5)            -             -          5.1
                                             ----------- -----------   -----------   -----------   ----------
                                                  748.5       274.5          20.0        (125.3)       917.7
                                             ----------- -----------   -----------   -----------   ----------
Other assets:
  Marketable securities                           343.0           -             -             -        343.0
  Investment in joint ventures                    194.7        (2.1)            -             -        192.6
  Loans and notes receivable                       90.4           -             -             -         90.4
  Mining properties                                31.4       (12.8)            -             -         18.6
  Goodwill                                        249.0       (24.9)            -             -        224.1
  Deferred income taxes                             0.2           -             -             -          0.2
  Other assets                                     54.2        (0.8)            -             -         53.4
                                             ----------- -----------   -----------   -----------   ----------
                                                  962.9       (40.6)            -             -        922.3
                                             ----------- -----------   -----------   -----------   ----------
Property and equipment, net                       559.1       (34.0)            -             -        525.1
                                             ----------- -----------   -----------   -----------   ----------

                                               $2,270.5      $199.9         $20.0       ($125.3)    $2,365.1
                                             =========== ===========   ===========   ===========   ==========


                                         F-2

                           VALHI, INC. AND SUBSIDIARIES

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (CONTINUED)

                                   September 30, 1997
                                      (Unaudited)

                                     (In millions)


                                                                   Pro forma adjustments
                                                Valhi    ---------------------------------------
    LIABILITIES AND STOCKHOLDERS' EQUITY     Historical       I            II            III       Pro forma
                                             ----------- -----------   -----------   -----------   ----------
Current liabilities:
  Notes payable & current long-term debt          $78.8       $   -         $   -        ($15.1)       $63.7
  Accounts payable & accrued liabilities          204.4       (12.8)          4.0             -        195.6
  Income taxes                                      9.2           -             -             -          9.2
  Deferred income taxes                             2.7         0.3             -             -          3.0
                                             ----------- -----------   -----------   -----------   ----------
                                                  295.1       (12.5)          4.0         (15.1)       271.5
                                             ----------- -----------   -----------   -----------   ----------
Noncurrent liabilities:
  Long-term debt                                1,096.8           -             -        (110.2)       986.6
  Deferred income taxes                           230.9        64.1             -             -        295.0
  Other                                           262.4        (0.7)         16.0             -        277.7
                                             ----------- -----------   -----------   -----------   ----------
                                                1,590.1        63.4          16.0        (110.2)     1,559.3
                                             ----------- -----------   -----------   -----------   ----------
Minority interest                                   0.3        12.8             -             -         13.1
                                             ----------- -----------   -----------   -----------   ----------
Stockholders' equity:
  Common stock and paid-in capital                 39.4           -             -             -         39.4
  Retained earnings                               283.5       136.2             -             -        419.7
  Adjustments:                                                                                             -
    Marketable securities                         153.2           -             -             -        153.2
    Currency translation                          (16.8)          -             -             -        (16.8)
    Pension liabilities                            (3.2)          -             -             -         (3.2)
  Treasury stock                                  (71.1)          -             -             -        (71.1)
                                             ----------- -----------   -----------   -----------   ----------
                                                  385.0       136.2             -             -        521.2
                                             ----------- -----------   -----------   -----------   ----------

                                               $2,270.5      $199.9         $20.0       ($125.3)    $2,365.1
                                             =========== ===========   ===========   ===========   ==========



  See accompanying notes to pro forma condensed consolidated balance sheet.

                                                             F-3

                  VALHI, INC. AND SUBSIDIARIES

        NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                         (Unaudited)

Note 1 - Basis of presentation:

     The Pro Forma Condensed Consolidated Balance Sheet assumes the following transactions, more fully described in Item 2 of this Current Report on Form 8-K dated February 13, 1998, occurred on September 30, 1997:

I - NL sells sells substantially all of the net assets of its rheological products specialty chemicals business unit conducted by Rheox for $445 million cash consideration.

II - NL agrees not to compete with the purchaser in the rheological products business for five years for $20 million consideration.

III -   Rheox repays and terminates its U.S. bank indebtedness.


Note 2 - Pro forma adjustments:

I -     Reflect the sale of substantially all of Rheox's net assets as follows:

                                                                     Amount
                                                                 -------------
                                                                 (In millions)

Aggregate cash consideration, net of estimated fees and expenses      $435.0
                                                                 -------------
Carrying value of assets sold and liabilities assumed:
  Cash and equivalents                                                   6.9
  Receivables                                                           23.8
  Inventories                                                           18.6
  Prepaid expenses                                                       0.7
  Investment in joint ventures                                           2.1
  Mining properties                                                     12.8
  Goodwill                                                              24.9
  Other assets                                                           0.8
  Net property, plant and equipment                                     34.0
  Accounts payable & accrued liabilities                               (12.8)
  Other noncurrent liabilities                                          (0.7)
                                                                 -------------
                                                                       111.1
                                                                 -------------
         Pre-tax gain                                                  323.9
                                                                 -------------
Income tax expense:
  Current income taxes                                                 110.0
          Deferred income taxes                                         64.9
                                                                 -------------
                                                                       174.9
                                                                 -------------
        Minority interest in NL's earnings                              12.8
                                                                 -------------
            Net-of-tax gain                                           $136.2
                                                                 =============

                                              F-4


                  VALHI, INC. AND SUBSIDIARIES

        NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (CONTINUED)
                         (Unaudited)




        The Company's actual net-of-tax gain on disposal of business unit will differ from the amount shown above due to, among other things, (i) differences in the carrying value of assets sold and liabilities assumed and (b) differences in the provision for income taxes applicable to the gain resulting from differences in tax law limitations in the period the gain actually occurs.

        The net-of-tax gain on the disposal of business unit differs from the amount separately reported by NL due to amortization of purchase accounting basis differences made in conjunction with the Company's acquisitions of its interest in NL. In addition, at September 30, 1997, NL's separate financial statements reflect a stockholders' deficit of approximately $229 million. Until such time as NL separately reports positive stockholders' equity, all undistributed income or loss of NL accrues to the Company for financial reporting purposes. If the disposal of business unit had occurred at September 30, 1997, NL's net-of-tax gain would have resulted in NL reporting positive stockholders' equity. Accordingly, a portion of NL's net-of-tax gain on disposal would not accrue to the Company for financial reporting purposes but instead would be reported as minority interest in NL's earnings.

        NL is not a member of the consolidated U.S. federal income tax group of which Valhi is a member, and consequently the Company provides
        incremental income taxes related to NL's earnings.    Accordingly,
        the provision for income taxes shown above includes a provision for the Company's incremental income taxes related to NL's gain.

II - Reflect NL's agreement not to compete with the purchaser. The $20 million consideration will be deferred and amortized over the five-year non-compete period.


III-    Reflect Rheox's repayment of its U.S. bank indebtedness.

                                VALHI, INC. AND SUBSIDIARIES

                    PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                                Year ended December 31, 1996
                                        (Unaudited)

                            (In millions, except per share data)


                                                          Pro forma adjustments
                                                Valhi    -------------------------
                                             Historical       I            II         Pro forma

                                             ----------- -----------   -----------   -----------
Revenues and other income:
  Net sales                                    $1,074.8     ($134.9)(a)   $   -          $939.9
  Other, net                                       41.9           - (a)       4.0          45.9
                                             ----------- -----------   -----------   -----------
                                                1,116.7      (134.9)          4.0         985.8
                                             ----------- -----------   -----------   -----------
Costs and expenses:
  Cost of goods sold                              808.2       (70.6)(a)         -         737.6
  Selling, general and administrative             205.5       (27.2)(a)         -         178.3
  Interest                                         98.5        (3.0)(a)         -          95.5
                                             ----------- -----------   -----------   -----------
                                                1,112.2      (100.8)            -       1,011.4
                                             ----------- -----------   -----------   -----------
    Income (loss) of consolidated companies
      before income taxes                           4.5       (34.1)          4.0         (25.6)

Equity in Amalgamated Sugar Company                10.0           -             -          10.0
Equity in Waste Control Specialists                (6.4)          -             -          (6.4)
                                             ----------- -----------   -----------   -----------
    Income (loss) before income taxes and
     minority interest                              8.1       (34.1)          4.0         (22.0)

Provision for income taxes (benefit)                1.1       (13.0)(a)
                                                               (7.4)(b)
                                                                5.3 (d)       0.8         (13.2)

Minority interest in income (loss)                  6.9       (15.2)(c)       1.8          (6.5)
                                             ----------- -----------   -----------   -----------

    Income (loss) from continuing operations       $0.1       ($3.8)         $1.4         ($2.3)
                                             =========== ===========   ===========   ===========

Basic earnings (loss) from continuing
 operations per share                             $  -                                   ($0.02)
                                             ===========                             ===========

Weighted average common shares outstanding        114.6                                   114.6
                                             ===========                             ===========

See accompanying notes to pro forma condensed consolidated statements of operations.

                                VALHI, INC. AND SUBSIDIARIES

                    PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                                Nine months ended September 30, 1997
                                        (Unaudited)

                            (In millions, except per share data)

                                                          Pro forma adjustments
                                                Valhi    -------------------------
                                             Historical       I            II         Pro forma
                                             ----------- -----------   -----------   -----------
Revenues and other income:
  Net sales                                      $820.7     ($111.3)(a)   $   -          $709.4
  Other, net                                       60.0           -           3.0          63.0
                                             ----------- -----------   -----------   -----------
                                                  880.7      (111.3)          3.0         772.4
                                             ----------- -----------   -----------   -----------
Costs and expenses:
  Cost of goods sold                              618.1       (55.7)(a)         -         562.4
  Selling, general and administrative             175.4       (22.8)(a)         -         152.6
  Interest                                         91.4        (8.7)(a)         -          82.7
                                             ----------- -----------   -----------   -----------
                                                  884.9       (87.2)            -         797.7
                                             ----------- -----------   -----------   -----------
    Loss of consolidated companies
      before income taxes                          (4.2)      (24.1)          3.0         (25.3)

Equity in Waste Control Specialists                (8.9)          -             -          (8.9)
                                             ----------- -----------   -----------   -----------
    Loss before income taxes and
     minority interest                            (13.1)      (24.1)          3.0         (34.2)

Provision for income taxes (benefit)               (1.1)       (9.3)(a)
                                                               (5.2)(b)
                                                                7.9 (d)       0.6          (7.1)

Minority interest in losses                           -       (22.5)(c)       1.3         (21.2)
                                             ----------- -----------   -----------   -----------

    Income (loss) from continuing operations     ($12.0)       $5.0          $1.1         ($5.9)
                                             =========== ===========   ===========   ===========

Basic loss from continuing operations
 per share                                       ($0.10)                                 ($0.05)
                                             ===========                             ===========

Weighted average common shares outstanding        115.0                                   115.0
                                             ===========                         ===========

See accompanying notes to pro forma condensed consolidated statements of operations.

                  VALHI, INC. AND SUBSIDIARIES

    NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                         (Unaudited)

Note 1 - Basis of presentation:

     The Pro Forma Condensed Consolidated Statement of Operations assumes the disposition of NL's rheological products specialty chemicals business unit, more fully described in Item 2 of this Current Report on Form 8-K dated February 13, 1998, occurred as of the beginning of 1996.

Note 2 - Pro forma adjustments:

I - Pro forma adjustments to eliminate the results of NL's rheological products specialty chemicals business unit from the Company's consolidated historical results:

    (a) Eliminate the results of operations of NL's rheological products specialty chemicals business unit conducted by Rheox included in Valhi's consolidated statement of operations.

        Such results of operations differ from the amounts separately reported by NL due to amortization of purchase accounting basis differences made in conjunction with the Company's acquisitions of its interest in NL.

    (b) Adjust the Company's incremental income taxes for pro forma adjustment (a).

        NL is not a member of the consolidated U.S. federal income tax group of which Valhi is a member, and consequently the Company provides incremental income taxes related to NL's earnings.

    (c) Recognize minority interest in the remaining NL results of operations.

        During 1996 and the first nine months of 1997, NL's separate financial statements reflected a stockholders' deficit, and all of NL's undistributed income or loss accrued to the Company for financial reporting purposes. If the disposal of business unit had occurred at the beginning of 1996, NL's net-of-tax gain on disposal would have resulted in NL reporting positive stockholders' equity throughout
        1996 and the first nine months of 1997, on a pro forma basis, and consequently the Company would have reported minority interest in NL's remaining losses.

    (d) Adjust the Company's incremental income taxes for pro forma adjustment (c).

        Valhi will account for the disposition of NL's rheological products specialty chemicals business unit as the disposal of a business unit. Valhi will report a gain on disposal of such business unit in the first quarter of 1998. The accompanying unaudited pro forma condensed consolidated statements of operations presented herein do not reflect any pro forma adjustment for such gain in accordance with the requirements of Article 11 of Regulation S-X.

II - Record amortization of the deferred revenue related to NL's covenant not to compete, the related minority interest in such earnings and the Company's provision for incremental income taxes related to such earnings.